EX-99.906CERT

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Mutual Funds does hereby certify, to such officer's knowledge, that:

        The annual report on Form N-CSR of the TIAA-CREF Mutual Funds (the "Funds") for the fiscal year ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated:  February 24, 2004             By:  /s/ Bertram L. Scott
                                           -------------------------------------
                                           Bertram L. Scott
                                           Executive Vice President
                                           (Principal Executive Officer)
                                           TIAA-CREF Mutual Funds

Dated:  February 24, 2004             By:  /s/ Elizabeth A. Monrad
                                           -------------------------------------
                                           Elizabeth A. Monrad
                                           Executive Vice President
                                           (Principal Financial Officer)
                                           TIAA-CREF Mutual Funds